Exhibit 10.1

FIRST AMENDMENT

FIRST AMENDMENT, dated as of July 12, 2013 (this “Amendment”), to the Credit Agreement, dated as of January 28, 2011 (the “Existing Credit Agreement”; as amended by this Amendment, the “Credit Agreement”), among American Equity Investment Life Holding Company, an Iowa corporation (the “Borrower”), the lenders and agents from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent.

W I T N E S S E T H :

WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;

WHEREAS, the Borrower has requested certain amendments to the Existing Credit Agreement as more fully set forth herein; and

WHEREAS, the Lenders have agreed to such amendments but only on the terms and conditions contained in this Amendment;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1.                            Defined Terms.  Unless otherwise defined herein, capitalized terms are used herein as defined in the Credit Agreement unless the context otherwise requires.

SECTION 2.                            Amendments.

(a)                                 Section 1.01 of the Existing Credit Agreement is amended by adding the following definitions in alphabetical order:

“2013 HY Debt” has the meaning specified in Section 6.01(a)(ix).

“2013 HY Debt Documents” means the Indenture in respect of the 2013 HY Debt to be dated as of, on, or about July 17, 2013 by and between the Borrower and Wells Fargo Bank, National Association, as Trustee, the Borrower’s senior unsecured notes due 2021 to be issued thereunder, and related instruments, agreements and other documents, as amended and supplemented from time to time pursuant to this Agreement.

“Existing 2013 Terms” has the meaning specified in Section 6.01(a)(ix).

(b)                                 Section 1.01 of the Existing Credit Agreement is further amended by adding at the end of the definition of “Equity Interests” the phrase “; provided that the Convertible Debt and any other similar convertible securities issued by the Borrower shall be deemed not to be Equity Interests prior to their conversion to shares of common stock of the Borrower”.

(c)                                  Section 6.01(a) of the Existing Credit Agreement is amended by (i) replacing “(j)” with “(a)” and (ii) deleting the word “and” at the end of clause (viii), (ii) renumbering clause (ix) as clause (x) and (iii) adding the following new clause (ix):

(ix)  Debt of the Borrower of not greater than $400,000,000 in aggregate principal amount issued under the 2013 HY Debt Documents (the “2013 HY Debt”), any Debt of the Borrower, not greater in principal amount than the aggregate initial principal amount of the 2013 HY Debt (plus any accrued but unpaid interest, fees and premiums payable by the Borrower in connection with any replacement, refinancing or exchange for the 2013 HY Debt) and otherwise on terms not more restrictive on or otherwise less favorable to the Borrower in any material respect than the terms contained in the 2013 HY Debt Documents (the “Existing 2013 Terms”), in replacement, refinancing or exchange therefor, whether or not the notes, debentures or other instruments evidencing such replacement, refinancing or exchange Debt are exempt from registration requirements (without limiting the generality of the foregoing, it is the intention hereby that the terms of the 2013 HY Debt, including the effect of any modification thereof, and the terms of any Debt in replacement, refinancing or exchange therefor, (i) provide for a final scheduled maturity not earlier than the first anniversary of the Maturity Date and (ii) otherwise shall not be more restrictive on, or otherwise less favorable to, the Borrower in any material respect than the Existing 2013 Terms), and any Guarantees from time to time by any Subsidiary of Debt of the Borrower permitted by this clause (ix); and

(d)                                 Section 6.09 of the Existing Credit Agreement is amended by (i) deleting the word “and” at the end of clause (ii and replacing it with a comma and (ii) adding the following at the end of clause (iii):  “and (iv) the Borrower or any of its Subsidiaries may enter into Guarantees of Debt of the Borrower or its Subsidiaries permitted by Section 6.01(a)”.

(e)                                  Section 6.10 of the Existing Credit Agreement is amended by (i) replacing the word “and” preceding clause (v) with a comma and (ii) adding the following at the end thereof: “and (vi) the foregoing shall not apply to restrictions and conditions imposed by the agreements governing Debt or Guarantees permitted by Section 6.01(a)(ix)”.

SECTION 3.                            Conditions to Effectiveness.  This Amendment shall become effective upon the date on which the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Required Lenders (the date of effectiveness, the “First Amendment Effective Date”).

SECTION 4.                            Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (immediately before and after giving effect to this Amendment):

(a)                                 as of the First Amendment Effective Date, each of the representations and warranties set forth in Article III of the Credit Agreement and in the other Credit Documents shall be true and correct on and as of the First Amendment Effective Date (except to the extent that such representations and warranties expressly relate to an earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date) with the same effect as if made on and as of the First Amendment Effective Date; and

(b)                                 there does not exist any Default or Event of Default.

SECTION 5.                            Payment of Expenses.  The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and invoiced out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and invoiced fees and disbursements of counsel to the Administrative Agent.

SECTION 6.                            No Other Amendment or Waivers; Confirmation.  Except as expressly provided hereby, all of the terms and provisions of the Existing Credit Agreement and the other Credit Documents are and shall remain in full force and effect.  The Borrower hereby reaffirms its obligations under the Existing Credit Agreement.  The amendments contained herein shall not be construed as an amendment of any other provision of the Existing Credit Agreement or the other Credit Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.

SECTION 7.                            GOVERNING LAW; WAIVER OF JURY TRIAL; MISCELLANEOUS.

(a)                                 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)                                 EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

(c)                                  On and after the First Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Existing Credit Agreement, and each reference in the other Credit Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement.

(d)                                 This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.  This Amendment may be delivered by facsimile or electronic transmission of the relevant signature pages hereof.  This Amendment shall constitute a Credit Document.

(e)                                  The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

SECTION 8.                            Severability.  Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.                            Headings.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY, as Borrower

By:	/s/ Ted M. Johnson
Name: Ted M. Johnson
Title: CFO & Treasurer

[AEL — First Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

By:	/s/ Hector J. Varona
Name: Hector J. Varona
Title: Vice President

[AEL — First Amendment]

Name of Lender:

Bankers Trust Company

By:	/s/ Jon M. Doll
Name: Jon M. Doll
Title: Vice President

[AEL — First Amendment]

Name of Lender:

West Bank

By:	/s/ Kevin J. Smith
Name: Kevin J. Smith
Title: Sr. Vice President

[AEL — First Amendment]

Name of Lender:

SUNTRUST BANK

By:	/s/ Peter Wesemeier
Name: Peter Wesemeier
Title: Vice President

[AEL — First Amendment]

Name of Lender:

CITIBANK, N.A.

By:	/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

[AEL — First Amendment]

Name of Lender:

DEUTSCHE BANK AG NEW YORK BRANCH

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

[AEL — First Amendment]